Exhibit 99.2

GMS Quarterly Review Fiscal Q2 2017

Safe Harbor and Basis of Presentation Forward-Looking Statement Safe Harbor - This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by the Company’s management that, although believed by the Company to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of its control, that may cause its business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the prices, supply, and/or demand for products which GMS distributes; general economic and business conditions in the United States; the activities of competitors; changes in significant operating expenses; changes in the availability of capital and interest rates; adverse weather patterns or conditions; acts of cyber intrusion; variations in the performance of the financial markets, including the credit markets; and other factors described in the "Risk Factors" section in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2016, and in its other periodic reports filed with the SEC. In addition, the statements in this presentation are made as of December 13, 2016. The Company undertakes no obligation to update any of the forward looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to December 13, 2016. Use of Non-GAAP and Adjusted Financial Information - To supplement GAAP financial information, the Company uses adjusted measures of operating results which are non-GAAP measures. This non-GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and the Company believes their exclusion can enhance an overall understanding of its past financial performance and also its prospects for the future. These adjustments to the Company’s GAAP results are made with the intent of providing both management and investors a more complete understanding of its operating performance by excluding non-recurring, infrequent or other non-cash charges that are not believed to be material to the ongoing performance of its business. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net income, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States. 2

Q2 2017 Highlights Net sales increased 29.2% to $591.8 million Base business net sales up 10.8% Wallboard unit volume grew 27.2% to 891 million square feet Above-Market Growth Net income significantly increased to $17.2 million Gross margin expanded 120 basis points to 32.6% Adjusted EBITDA grew 42.3% to $49.5 million Continued Margin Improvement Completed four acquisitions, adding 10 branches across 4 states with combined LTM net sales of $156.7 million Acquisitions closed since February 1, 2015 represented 65.2% of Q2 2017 net sales growth Accretive Acquisitions Corporate debt upgraded to B2/B+ from B3/B by Moody’s and Standard & Poor's Closed on the refinancing of our existing $481 million term loan Expanded ABL Credit Agreement to $345 million from $300 million in Q3 2017 Average cash interest rate of ~3.9% based on October 31st leverage Attractive Capital Structure 3

Attractive Acquirer with Significant Consolidation Opportunity

Employee-centric culture and industry track record positions GMS to drive additional growth through acquisitions

Acquisition Strategy

Industry Structure:

- Large, highly fragmented industry comprised of ~400 competitors
- Similar business operations enable efficient integration
- Limited number of scaled players

Acquisition Strategy:

- Criteria: leading capabilities in targeted new markets / increase existing network density / enhance strategic capabilities
- Fit GMS culture and platform
- Deliver scale benefits
- Attractive purchase price multiples
- Dedicated M&A team

Pipeline:

- The majority of the market is comprised of local, independent competitors representing significant opportunity
- Maintain active dialogue with many potential targets at any given time

Fiscal 2017 GMS Acquisitions

Acquisition	Quarter	Rationale
Ryan Building Materials, Inc. October 31, 2016 3 Branches	FY17 Q2	LTM Sales of $27.0 million Nice geographic fit with recent Michigan acquisition Founded in 1965 and headquartered in Southfield, MI, RBM is a preferred supplier of wallboard and other specialty products to the Eastern Michigan marketplace
UNITED October 3, 2016 3 Branches	FY17 Q2	LTM Sales of $30.0 million Strategic entrance into South Central Ohio Founded in 1996, UBM is a preferred supplier of wallboard and related construction products to the South Central Ohio marketplace.
OLYMPIA Building Supplies September 1, 2016 3 Branches	FY17 Q2	LTM Sales of $52.9 million Strategic entrance into South Florida Founded in 2008, OBS is a leading supplier of wallboard and related construction products to the South Florida marketplace.
STEVEN KEMPF BUILDING MATERIALS August 29, 2016 1 Branch	FY17 Q2	LTM Sales of $46.8 million Strategic entrance into the greater Philadelphia metropolitan area Over its 20+ year operating history, SKBM has built an extremely strong reputation for customer service in the market.
ROCKWISE	FY17 Q1	LTM Sales of $26.7 million July 5, 2016 3 Branches
Wall&Ceiling	FY17 Q1	LTM Sales of $8.5 million May 2, 2016 1 Branch

GMS GYPSUM MANAGEMENT & SUPPLY

4

Continue to Use Multiple Levers to Drive Growth

Strong track record of executing profitable growth strategy

Organic Growth
- Continued market share gains
- Greenfield branch openings

Strategic Acquisitions
- Strategic acquisition opportunities in highly fragmented market

Market Growth
- End market recovery and expansion

Margin Expansion
- Operating leverage
- Operational excellence

Adjusted EBITDA (1)



CAGR: 50% (1)
$32
$58
$87
$114
$8
$106
$150
$12
$138
$184
$19
$165
FY-12
FY-13
FY-14
FY-15
FY-16
LTM Q2 17

% Margin (1)					
3.3%	5.0%	6.4%	6.7%	7.4%	7.9%

GMS Wallboard Market Share

'10–'16 Q3 LTM share gain: ~580 bps



8.6%
8.8%
9.4%
9.9%
11.1%
13.1%
14.4%
CY-10
CY-11
CY-12
CY-13
CY-14 (2)
CY-15 (3)
LTM CY Q3 16(4)

(1) FY 2015, FY 2016 and FY17 Q2 LTM Pro Forma Adj. EBITDA includes approximately $8.1 million, $12.1 million and $19.1 million, respectively, from entities acquired in FY 2015, FY 2016 and FY17 Q2 LTM respectively, for the period prior to their respective dates of acquisition. However, Adj. EBITDA margin and the 5-year CAGR exclude the impact of the entities acquired for the period prior to their respective dates of acquisition. For a reconciliation of Adj. EBITDA to Net Income (loss), the most directly comparable GAAP measure, see Appendix.
(2) Includes the wallboard volume from entities acquired in FY 2015 assuming they were acquired on January 1, 2014.
(3) Includes the wallboard volume from entities acquired in FY 2016 assuming that the entities were acquired on January 1, 2015.
(4) Includes the wallboard volume from entities acquired in FY 2016 and FY 2017 assuming that the entities were acquired on October 1, 2015.

GMS GYPSUM MANAGEMENT & SUPPLY

5

Profitable Sales Expansion in Fiscal Q2 2017 ($ in millions) Fiscal Q2 YOY Grow th Base Business Adj. EBITDA ($ mm) (1) FY16 FY17 $50 Wallboard Volume (MSF) Wallboard Price ($/'000 Sq. Ft.) 700 306 891 303 27.2% (1.0%) 9.5% $40 $ $ $30 Net Sales ) $20 Wallboard Ceilings Steel Framing Other Products Total Net Sales $ 214.3 74.6 70.3 98.9 $ 270.0 85.4 96.1 140.4 26.0% 14.5% 36.7% 42.0% 8.6% 6.6% 16.1% 15.0% $10 $0 $ 458.1 $ 591.8 29.2% 10.8% Fiscal Q2 2016 Fiscal Q2 2017 Margin (2): 7.6% 8.4% Gross margin increased 120 basis points, primarily driven by increased product margins and, to a lesser extent, product mix Gross Profit ($ mm) $250 32.6% 33.0% 31.4% $200 32.0% Adjusted EBITDA grew 42.3% to $49.5 million reflecting stronger sales activity and higher gross margin $150 31.0% $100 30.0% Adjusted EBITDA margin improved ~80 basis points to 8.4% as a percentage of net sales reflecting better product margins $50 29.0% $0 28.0% Fiscal Q2 2016 Fiscal Q2 2017 Gross Margin Gross Profit (1) When calculating our “base business” results, we exclude any branches that were acquired in the current fiscal year, prior fiscal year and three months prior to the start of the prior fiscal year. For a reconciliation of Adj. EBITDA to Net Income (loss), the most directly comparable GAAP metric, see Appendix. 6 (2) $193.2 $143.9 Commentary Fiscal Q2 2017 Gross Profit & Margin $49.5 (5 $34.8 Fiscal Q2 2017 Performance Fiscal Q2 2017 Adjusted EBITDA (2) Tailored investments in Yard Support Center, IT and branch talent to support growth are paying off

One-Stop-Shop Outsized Impact on Other Products Sales

GMS sells a complementary and complete product offering to the interior contractor who installs wallboard, ceilings and steel framing, and supplies all ancillary products needed to complete the job

"One-Stop-Shop" for the Interior Contractor


Steel Framing
Fasteners
Wallboard
Joint Compound
Interior Contractor
Ceilings
Tools
Safety Products
Insulation

Represents complementary product (other products)

Fiscal Q2 2017 Other Products Net Sales


Net Sales ($ mm)
150.0
100.0
50.0
-
+42.0% YOY
$140.4
$34.0
$98.9
$6.4
+15.0% Base Business YOY
$106.4
$92.5
Fiscal Q2 2016
Fiscal Q2 2017
Base Business
Acquisitions

Other Products Sales Growth Commentary

- 15.0% organic growth in net sales of Other Products, well in excess of 10.8% overall organic growth
- Significant outperfomance was driven by:
  - Strategic initiatives focused on categories such as insulation, safety equipment and other specialty products
  - Expanded 3rd party sales from Tool Source Warehouse, the company's national distribution operation for tools and safety products
  - Continued price optimization
  - Showroom expansions and resets

7

Strong Gross Margin Profile Continued focus on growing profitability through market leadership, purchasing opportunities and price optimization $2,089 $1,162 $991 GMS gross margin growth largely independent of wallboard price GMS gross margin contribution diversified across product and end markets 2012 2013 2014 Net Sales 2015 2016 22001177 LQT2M LTM Gross Margin $309 $306 $305 Distribution gross margin profile more stable compared to building product manufacturers, helping to drive higher gross profit and operating leverage on rising sales $289 Expect gross margin to remain relatively stable through FY 2017 2012 2013 2014 2015 2016 Gross Margin 220017 QLT2M LTM Wallboard Price/MSF 8 30.5% 31.9% 32.6% $253 29.7% $219 29.0% 29.0% Wallboard Price vs Gross Margin $1,858 32.6% $1,570 31.9% $1,353 30.5% 29.7% 29.0% 29.0% Net Sales vs Gross Margin Gross Margin Profile

Attractive Capital Structure

Commentary

- Leverage of 3.4x Net Debt / LTM Adj. EBITDA as of 10/31/16, continued improvement in credit metrics from 6.0x Net Debt / LTM Adj. EBITDA as of 4/30/14 and 4.3x as of 4/30/16
- Substantial liquidity, with $16.4 million of cash on hand and an additional $168 million undrawn on the ABL Facility
- Moody's and Standard & Poor's upgraded GMS corporate debt in August to B2/B+ from B3/B based on increased construction activity and improved credit metrics
- Increased First Lien Term Loan, maturing 2021, by $100 million, reduced the rate by 25bps and used the net proceeds to pay down ABL Facility
- In Q3 2017, expanded ABL Credit Agreement to $345 million, reduced rate by 25bps, extended maturity to 2021
- Average cash interest rate of ~3.9% based on October 31st leverage

Leverage Summary

($ mm)	4/30/14 FYE	4/30/15 FYE	4/30/16 FYE	10/31/16 LTM
Cash	$33	$12	$19	$16
Asset-Based Revolver	-	17	102	152
First Lien Term Loan	390	386	382	480
Second Lien Term Loan	160	160	160	-
Capital Lease and Other	2	10	14	16
Total Debt	**$552**	**$573**	**$658**	**$648**
PF Adj. EBITDA (1)	$87	$114	$150	$184
Total Debt / PF Adj. EBITDA	6.3x	5.0x	4.4x	3.5x
Net Debt / PF Adj. EBITDA	6.0x	4.9x	4.3x	3.4x

Net Debt / Adjusted EBITDA



6.0x
4.9x
4.3x
3.4x
4/30/14
4/30/15
4/30/16
LTM 10/31/16

(1) PF Adjusted EBITDA includes the earnings of acquired entities from the beginning of the periods presented to the date of such acquisitions, as well as certain purchasing synergies and cost savings, as defined in and permitted by the ABL Facility and the First Lien Facility, and which is used in the calculation of certain baskets to covenants in the Company's debt agreements, including in connection with the Company's ability to incur additional indebtedness. PF Adjusted EBITDA for the LTM period ended 10/31/16, fiscal year ended 4/30/16 and fiscal year ended 4/30/15 include PF adjustments of $19.1 million, $12.1 million and $8.1 million, respectively. For a reconciliation of Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix.

GMS GYPSUM MANAGEMENT & SUPPLY

9

Leading Specialty Distributor Poised for Continued Growth Market Leader with Significant Scale Advantages – #1 North American Distributor of Wallboard and Ceilings Differentiated Service Model Drives Market Leadership Multiple Levers to Drive Above-Market Growth – Market Share, Greenfields, M&A, Operating Leverage Capitalizing on Large, Diverse End Markets Poised for Continued Growth Entrepreneurial Culture with Dedicated Employees and Experienced Leadership Driving Superior Execution 10

Unsaved Document / 2/6/2014 / 22:45 Appendix

Summary Quarterly Financials

(In millions, except per share data) (Unaudited)	1Q16	2Q16	3Q16	4Q16	FY16	1Q17	2Q17
Wallboard Volume (MSF)	681	700	646	816	2,843	818	891
Wallboard Price ($ / '000 Sq. Ft.)	$ 310	$ 306	$ 305	$ 305	$ 306	$ 307	$ 303
Wallboard	$ 211	$ 214	$ 197	$ 249	$ 871	$ 251	$ 270
Ceilings	79	75	65	78	297	86	85
Steel framing	67	70	66	78	281	84	96
Other products	95	99	92	122	409	128	140
Net sales	452	458	420	527	1,858	550	592
Cost of sales	312	314	286	353	1,265	371	399
Gross profit	141	144	134	174	593	179	193
Gross margin	*31.1%*	*31.4%*	*31.9%*	*33.0%*	*31.9%*	*32.5%*	*32.6%*
Operating expenses:							
Selling, general and administrative expenses	110	114	112	133	470	135	150
Depreciation and amortization	16	15	16	17	64	16	17
Total operating expenses	126	130	128	150	534	151	167
Operating income (loss)	15	14	6	24	59	28	26
Other (expense) income:							
Interest expense	(9)	(9)	(9)	(9)	(37)	(8)	(7)
Change in fair value of financial instruments	-	-	-	(0)	(0)	(0)	-
Write-off of discount and deferred financing costs	-	-	-	-	-	(5)	(1)
Other income, net	1	0	1	2	4	1	0
Total other (expense), net	(9)	(9)	(9)	(7)	(34)	(12)	(8)
Income (loss) from continuing operations, before tax	6	5	(3)	17	25	15	18
Income tax expense (benefit)	3	3	(1)	8	13	6	1
Net income (loss)	$ 3	$ 3	$ (2)	$ 9	$ 13	$ 9	$ 17
Weighted average shares outstanding:							
Basic	32,677	32,738	32,891	32,893	32,799	38,201	40,943
Diluted	32,831	32,898	32,891	33,155	33,125	38,602	41,320
Net income (loss) per share:							
Basic	$ 0.09	$ 0.09	$ (0.07)	$ 0.27	$ 0.38	$ 0.24	$ 0.42
Diluted	$ 0.09	$ 0.09	$ (0.07)	$ 0.27	$ 0.38	$ 0.24	$ 0.42

Note: Fiscal year end April 30.

GMS
GYPSUM MANAGEMENT & SUPPLY

12

Quarterly Net Sales ($ in millions) (Unaudited) Base Business (1) (2) Acquisitions (2) Total Net Sales Business Days (3) Net Sales by Business Day Base Business Branches (4) (5) Acquired Branches (5) Total Branches Note: Fiscal year end April 30. (1) When calculating our “base business” results, we exclude any branches that were acquired in the current fiscal year, prior fiscal year and three months prior to the start of the prior fiscal year. (2) FY16 quarterly sales from acquisitions have been updated in accordance with our presentation of base business for the FY17 vs. FY16 comparative period. (3) Quarterly business days for FY17 are 63, 65, 63 and 63 for 1Q17, 2Q17, 3Q17 and 4Q17, respectively. (4) Includes greenfields, which we consider extensions of “base business.” (5) FY16 acquired branches have been updated to reflect the number of acquired branches that are included within the sales from acquisitions 13 1Q16 2Q16 3Q16 4Q16 FY16 1Q17 2Q17 $ 428 $ 432 $ 379 $ 451 25 26 41 76 $ 1,642 216 $ 467 $ 479 83 113 $ 452 $ 458 $ 420 $ 527 64 64 61 65 $ 7.1 $ 7.2 $ 6.9 $ 8.1 149 151 152 153 7 8 26 33 $ 1,858 254 $ 7.3 153 33 $ 550 $ 592 63 65 $ 8.7 $ 9.1 153 156 37 47 156 159 178 186 186 190 203

Quarterly Net Income to Adjusted EBITDA

Adjusted EBITDA Reconciliation

($ in 000s) (Unaudited)		1Q16	2Q16	3Q16	4Q16	FY16	1Q17	2Q17
Net Income (Loss)		$ 3,011	$ 2,825	$ (2,212)	$ 8,940	$ 12,564	$ 9,163	$17,224
Add: Income Tax Expense		2,855	2,623	(819)	7,925	12,584	6,159	710
Less: Interest Income		(230)	(208)	(247)	(243)	(928)	(43)	(35)
Add: Interest Expense		9,257	9,260	9,473	9,428	37,418	13,003	8,620
Add: Depreciation Expense		7,273	6,465	6,469	6,460	26,667	6,382	6,548
Add: Amortization Expense		8,792	8,797	9,540	10,419	37,548	9,413	10,820
EBITDA		$30,958	$29,762	$22,204	$ 42,929	$125,853	$44,077	$43,887
Adjustments								
Stock appreciation rights expense (benefit)	(A)	594	692	337	365	1,988	(92)	(144)
Redeemable noncontrolling interests	(B)	554	451	167	(292)	880	292	2,531
Equity-based compensation	(C)	498	863	728	610	2,699	673	686
Severance and other permitted costs	(D)	557	824	52	(1,054)	379	140	118
Transaction costs (acquisition and other)	(E)	415	1,340	1,057	939	3,751	654	1,827
Loss (gain) on disposal of assets		(25)	305	(205)	(720)	(645)	(198)	68
AEA management fee	(F)	562	563	562	563	2,250	188	-
Effects of fair value adjustments to inventory	(G)	-	-	786	223	1,009	164	457
Interest rate swap / cap mark-to-market	(H)	-	-	-	19	19	43	89
Total Add-Backs		$ 3,155	$ 5,038	$ 3,484	$ 653	$ 12,330	$ 1,864	$ 5,632
Adjusted EBITDA		$34,113	$34,800	$25,688	$ 43,582	$138,183	$45,941	$49,519

Commentary

A. Represents non-cash compensation expenses related to stock appreciation rights agreements

B. Represents non-cash compensation expense related to changes in the fair values of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of stock options

D. Represents severance and other costs permitted in calculations under the ABL Facility and the Term Loan Facilities

E. Represents one-time costs related to the IPO and acquisitions paid to third party advisors

F. Represents management fees paid to AEA, which were discontinued after the IPO. 1Q17 includes fees paid for the month of May

G. Non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value

H. Mark-to-market adjustments for certain financial instruments

GMS
GYPSUM MANAGEMENT & SUPPLY

14

LTM Net Income to Pro Forma Adjusted EBITDA Commentary ( $ in 000s) (Unaudited) 2Q17 LTM A. Represents non-cash compensation expenses related to stock appreciation rights agreements B. Represents non-cash compensation expense related to changes in the fair values of noncontrolling interests Represents non-cash equity-based compensation expense related to the issuance of stock options Net Income (Loss) $ 33,115 Add: Income Tax Expense Less: Interest Income Add: Interest Expense Add: Depreciation Expense Add: Amortization Expense 13,975 (568) 40,524 25,859 40,192 C. D. Represents severance and other costs permitted in calculations under the ABL Facility and the Term Loan Facilities EBITDA $ 153,097 E. Represents one-time costs related to the IPO and acquisitions paid to third party advisors Adjustments Stock appreciation rights expense (benefit) Redeemable noncontrolling interests Equity-based compensation Severance and other permitted costs Transaction costs (acquisition and other) Loss (gain) on disposal of assets AEA management fee Effects of fair value adjustments to inventory Interest rate swap / cap mark-to-market Total Add-Backs F. Represents management fees paid to AEA, which were discontinued after the IPO 466 2,698 2,697 (744) 4,477 (1,055) 1,313 1,630 151 (A) (B) (C) (D) (E) G. Non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value H. I. Mark-to-market adjustments for certain financial instruments Pro forma impact of earnings from acquisitions from the beginning of the LTM period to the date of acquisition (F) (G) (H) $ 11,633 Adjusted EBITDA $ 164,730 19,149 Contributions from acquisitions Pro-forma Adjusted EBITDA (I) $ 183,879 15 Pro Forma Adjusted EBITDA Reconciliation

Quarterly Cash Flows

($ in millions) (Unaudited)	Historical 1Q16	2Q16	3Q16	4Q16	FY16	1Q17	2Q17
Net income (loss)	$ 3.0	$ 2.8	$ (2.2)	$ 8.9	$ 12.6	$ 9.2	$ 17.2
Non-cash changes	(2.6)	17.2	12.2	35.4	62.2	(5.0)	11.5
Changes in primary working capital components:							
Trade accounts and notes receivable	(21.8)	(2.1)	25.8	(29.2)	(27.3)	(19.4)	0.0
Inventories	0.4	(0.6)	(0.0)	(0.4)	(0.7)	(17.1)	3.7
Accounts payable	2.7	(1.2)	(15.6)	15.2	1.1	1.7	(1.1)
Cash provided by (used in) operating activities	**(18.4)**	**16.1**	**20.2**	**29.8**	**47.7**	**(30.6)**	**31.3**
Purchases of property and equipment	(1.5)	(1.2)	(1.3)	(3.7)	(7.7)	(2.6)	(2.4)
Proceeds from sale of assets	0.4	5.7	0.7	3.1	9.8	0.8	0.5
Purchase of financial instruments	-	-	-	-	-	-	-
Acquisitions of businesses, net of cash acquired	-	(0.9)	(82.9)	(29.9)	(113.6)	(23.3)	(112.3)
Cash (used in) provided by investing activities	**(1.0)**	**3.6**	**(83.5)**	**(30.5)**	**(111.4)**	**(25.0)**	**(114.3)**
Cash provided by (used in) financing activities	**20.3**	**(23.5)**	**61.3**	**12.4**	**70.5**	**46.4**	**89.5**
Increase (decrease) in cash and cash equivalents	0.9	(3.8)	(2.0)	11.7	6.8	(9.2)	6.6
Balance, beginning of period	12.3	13.2	9.4	7.4	12.3	19.1	9.8
Balance, end of period	**$ 13.2**	**$ 9.4**	**$ 7.4**	**$ 19.1**	**$ 19.1**	**$ 9.8**	**$ 16.4**
Supplemental cash flow disclosures:							
Cash paid for income taxes	$ 4.5	$ 9.7	$ 8.0	$ 3.9	$ 26.1	$ 6.5	$ 24.3
Cash paid for interest	$ 7.9	$ 8.6	$ 8.3	$ 9.8	$ 34.6	$ 6.6	$ 6.6

GMS
GYPSUM MANAGEMENT & SUPPLY

16

SG&A Adjustments Table

GAAP SG&A Reconciliation

(Unaudited)

($ in millions)		1Q16	2Q16	3Q16	4Q16	FY2016	1Q17	2Q17
SG&A - Reported		**$ 110.2**	**$ 114.4**	**$ 112.2**	**$ 133.2**	**$ 470.0**	**$ 135.1**	**$ 149.8**
Adjustments								
Stock appreciation rights expense (benefit)	(A)	(0.6)	(0.7)	(0.3)	(0.4)	(2.0)	0.1	0.1
Redeemable noncontrolling interests	(B)	(0.6)	(0.5)	(0.2)	0.3	(0.9)	(0.3)	(2.5)
Equity-based compensation	(C)	(0.5)	(0.9)	(0.7)	(0.6)	(2.7)	(0.7)	(0.7)
Severance and other permitted costs	(D)	(0.6)	(0.8)	(0.1)	(0.1)	(1.6)	(0.1)	(0.1)
Transaction costs (acquisition and other)	(E)	(0.4)	(1.3)	(1.1)	(0.9)	(3.8)	(0.7)	(1.8)
Loss (gain) on disposal of assets		0.0	(0.3)	0.2	0.7	0.6	0.2	(0.1)
AEA management fee	(F)	(0.6)	(0.6)	(0.6)	(0.6)	(2.2)	(0.2)	-
SG&A - Adjusted		**$ 107.1**	**$ 109.3**	**$ 109.5**	**$ 131.6**	**$ 457.6**	**$ 133.4**	**$ 144.7**

Commentary

A. Represents non-cash compensation expenses related to stock appreciation rights agreements

B. Represents non-cash compensation expense related to changes in the fair values of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of stock options

D. Represents severance and other costs permitted in calculations under the ABL Facility and the Term Loan Facilities

E. Represents one-time costs related to the IPO and acquisitions paid to third party advisors

F. Represents management fees paid to AEA, which were discontinued after the IPO. 1Q17 includes fees paid for the month of May

GMS
GYPSUM MANAGEMENT & SUPPLY

17

www.gms.com Unsaved Document / 2/6/2014 / 22:45